EXHIBIT 10.6

                             SECOND AMENDMENT TO THE
                       1998 STOCK PURCHASE AND OPTION PLAN
                              FOR KEY EMPLOYEES OF
                    KMC TELECOM HOLDINGS, INC. AND AFFILIATES
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     The 1998 Stock  Purchase  and Option Plan for Key  Employees of KMC Telecom
Holdings, Inc. and Affiliates (the "Plan") is hereby amended as follows:

     1.  The third  sentence  of  Section 5(b) of the Plan is amended to read as follows:

     "In addition to other restrictions contained in the Plan, an option granted under this Paragraph 5(b), (i) may not be exercised more than 10 years after the date it is granted and
     (ii) may not have an option exercise price less than 20% of the Fair Market Value of the Common Stock on the date the option is granted."

     2.  This Second Amendment shall be effective as of March 1, 2000.




                                             KMC TELECOM HOLDINGS, INC.


                                             By: /S/ WILLIAM H. STEWART
                                                 ----------------------

                                             Title: EXECUTIVE VICE PRESIDENT AND
                                                    ----------------------------
                                                    CHIEF FINANCIAL OFFICER
                                                    -----------------------